UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
                                      1934



Date of Report (Date of earliest event reported)     June 30, 2004
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 30, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9)
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           (Exact name of registrant as specified in its charter)



          New York                  333-105805-08               13-3789046
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)

                270 Park Avenue
                New York, New York                        10167
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  (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code   (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5.    Other Events.
           ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9. On June 30, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 30, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9 (the "Certificates"), issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of June 30, 2004 of $854,093,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 25, 2004, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

      (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------

(EX-4)                              Pooling and Servicing
                                    Agreement, dated as of June
                                    30, 2004, among J.P. Morgan
                                    Chase Commercial Mortgage
                                    Securities Corp., GMAC
                                    Commercial Mortgage
                                    Corporation, ARCap Servicing,
                                    Inc., LaSalle Bank National
                                    Association, and ABN AMRO
                                    Bank N.V.

SIGNATURE
---------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2004


                                           J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                           SECURITIES CORP.


                                           By: /s/  Mark Levine
                                               ---------------------------------
                                               Name:  Mark Levine
                                               Title: Vice President

                                INDEX TO EXHIBITS

                                                           Paper (P) or
Exhibit No.           Description                          Electronic (E)
-----------           -----------                          --------------

(EX-4)                Pooling and Servicing                     (E)
                      Agreement, dated as of
                      June 30, 2004, among J.P.
                      Morgan Chase Commercial
                      Mortgage Securities Corp.,
                      GMAC Commercial Mortgage
                      Corporation, ARCap
                      Servicing, Inc., LaSalle
                      Bank National Association,
                      and ABN AMRO Bank N.V.

                                    Exhibit 4